INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company will elect to be treated as a REIT for U.S. federal income tax purposes upon the filing of its U.S. federal income tax return for the taxable year beginning January 1, 2011 and, therefore, the Company did not incur any income tax expense during the year ended December 31, 2011. Taxable income generated during the period preceding this election is subject to federal and state income taxes. During the period from the Separation Date through December 31, 2010, the Company recognized $0.2 million of income tax expense as follows (in thousands):

Current	$—
Deferred	242

Total income tax expense	$242

Income tax expense for the period from the Separation Date through December 31, 2010 is reconciled to the amount computed by applying the corporate tax rate as follows (in thousands):

Tax at statutory rate on income before income taxes	$100
Other	142

Income tax expense	$242

The Company is subject to corporate income tax on built-in gains (the excess of fair market value over tax basis on properties held by Sabra as of the date Sabra elects to be taxed as a REIT, or January 1, 2011) on taxable dispositions of properties acquired in the REIT Conversion Merger during the first ten years following the election to be taxed as a REIT. As of January 1, 2011, the built-in-gains tax associated with the Company's properties totaled approximately $145.8 million assuming a 40% corporate tax rate. This built-in gains tax is generally not payable on dispositions of property to the extent the proceeds from such dispositions are reinvested in qualifying like-kind replacement property as defined under various provisions of the Code. The Company does not expect to dispose of any properties held by Sabra at the Separation Date, if such a disposition would result in the imposition of a material tax liability. Gains from asset dispositions occurring more than 10 years after the acquisition will not be subject to this corporate-level tax. As a result, the Company has not recorded a deferred tax liability associated with this corporate-level tax.
The following is a reconciliation of the Company's beginning and ending unrecognized tax benefits (in thousands):

Balance at the Separation Date	$26,300
Additions (reductions) based on prior years' tax positions	—
Additions (reductions) based on 2010 tax positions	—

Balance at December 31, 2010	$26,300
Additions (reductions) based on prior years' tax positions	(760)
Additions (reductions) based on 2011 tax positions	—

Balance at December 31, 2011	25,540

The Company does not anticipate that the balance in unrecognized tax benefits will change materially in fiscal year 2012. During the period from the Separation Date through December 31, 2011, neither the Company nor its subsidiaries were assessed interest or penalties by any major tax jurisdictions. There would be no effect on the Company's tax rate if the unrecognized tax benefits were to result in additional taxes owed due to the availability of net operating loss ("NOL") carryforwards. The NOL carryforwards are recorded as deferred tax assets and have expiration dates from 2019 through 2027. With certain exceptions, the Company is no longer subject to U.S. federal, state or local income tax examinations for years before 2005. For the years before 2007, these jurisdictions can, however, adjust NOL carryforwards from earlier years.